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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-60370, 333-60376, 333-60378, 333-60384,
33-29332, 33-1462, 33-36380, 333-38743, 33-1487, 33-36831, 333-38763, 333-86971,
33-29331, 333-28385, 333-28381, 33-60209, 333-77011) and Form S-3 (File No.
333-65581, 333-90711, 2-82253) of Cincinnati Bell Inc. (f/k/a Broadwing Inc.) of our report dated March 19, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

Cincinnati, Ohio
March 22, 2004